Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ENACTED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of Companhia Energética de Minas Gerais—CEMIG (the “Company”) for the period ended December 31, 2016, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Bernardo Afonso Salomão de Alvarenga, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/Bernardo Afonso Salomão de Alvarenga
Name: Bernardo Afonso Salomão de Alvarenga
Title: Chief Executive Officer

Dated: May 16, 2017